Exhibit 10.25

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY (AS DEFINED BELOW) RECEIVES AN OPINION OF COUNSEL TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE FOREGOING IS NOT AN ADMISSION THAT THE WITHIN NOTE CONSTITUTES A “SECURITY” FOR PURPOSES OF ANY STATE OR FEDERAL SECURITIES LAW.

________________________________________________________________

NEW LEAF BRANDS, INC.

No. _________                                                                                                    $______________

Purchase Money Secured Interest (PMSI) Note

THIS PMSI NOTE is issued by New Leaf Brands, Inc., a Nevada corporation, (the “Company”), having its principal place of business at 1 Dewolf Road, Old Tappan, NJ 07675 designated as its PMSI Note  (this note, the “Note” and, collectively with the other notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to_______________________ or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the Negotiated Amount of $_______________ of as this Note is required or permitted to be repaid as provided by the Vendor Production Agreement (Schedule A)

Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and shall be made in lawful currency of the United States of America and in immediately available funds.

The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees to pay to the Payee, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

This Note is issued in exchange for an extension of credit terms for goods and services rendered in the production and sale of finished goods inventory due to begin on or about 9/19/11 consisting of notes pursuant to a Purchase Order Agreement between the Company, on one hand, and one or more vendors, including the Payee, on the other hand (the “POA”).  Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to those terms, conditions, covenants and agreements contained in that certain POA that are expressly applicable to the Notes.  Reference to the POA in no way shall impair the absolute and unconditional obligation of the Company to pay the Payment Amount as provided herein.

1.   Prepayment.  The Aaount of this Note  may be prepaid by the Company in whole or in part at any time without premium or penalty.

2.           Secured Obligation.  The obligations of the Company under this Note are secured by all inventory of the Company acquired from the secured party or services rendered from the delivery of such inventory, as well as accounts receivable, chattel paper, proceeds of collateral and products of collateral from the sale of such inventory but solely from the production and sale of finished goods inventory due to begin on or about 8/29/11.

3.   Events of Default.

A. An “Event of Default” shall have occurred in the event the Company shall default in the payment of the Amount Due hereof when and as the same shall become due and payable, whether by acceleration or otherwise, which default shall continue uncured for ten (10) business days.

B. Remedies.  In the event that an such default as described in this Section 3(A) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Payee may, upon notice to the Company, declare all or any portion of the outstanding Negotiated Amount of this Note, whereupon the full unpaid Negotiated Amount shall be and become immediately due and payable, without further notice, demand, or presentment.  In case any Event of Default shall occur and be continuing, the Payee may proceed to protect and enforce its rights by a proceeding seeking the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as the Payee shall determine.

4,   Amendments, Waivers, Severability.

a.	The provisions of this Note may not be amended, modified or changed except by an instrument in writing signed by the holder of this Note.

b.
No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

c.
To the extent that the Company makes a payment or payments to the Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies thereof, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

d.	After any waiver, amendment or supplement under this section becomes effective, the Company shall mail to the Payee a copy thereof.

e.
If any provision of this Note or the application thereof to any person or circumstances shall be held invalid or unenforceable by any court or other governmental authority to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not affected thereby and shall remain enforceable.

5.   Miscellaneous

a.
Registered Holder.  The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary.

b.
Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

c.
Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Negotiated Amount of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

d.
Attorneys’ Fees.  Notwithstanding any provision hereof to the contrary, if any dispute arises regarding this Note, the prevailing party shall, in addition to any other relief to which it is entitled, be entitled to an award of its reasonable attorneys’ fees and all of its other reasonable costs incurred in connection with such dispute.

Notices.  Unless otherwise provided, all notices required or permitted under this Note shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service.  Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto (provided that notice of change of address shall be effective upon receipt by the party to whom such notice is addressed).

If sent to the Company, notices shall be sent to the following address:

New Leaf Brands, Inc.
1 Dewolf Road, Suite 208
Old Tappan, NJ 07675
Attn: Chief Executive Officer
Facsimile: (201) 784-2400

if sent to Payee:

Notices shall be sent to the address set forth in the Subscription Agreement.

e.
Parties in Interest.  All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Payee, respectively, whether so expressed or not.

f.
Waiver of Jury Trial.  THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE’S PURCHASING THIS NOTE.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer as of September ____, 2011.

NEW LEAF BRANDS, INC.

Date	By:	/s/
Name: Eric Skae
Title: Chief Executive Officer

Schedule A

Vendor Production Agreement